EXHIBIT 99.2

RESIGNATION

TO:	INTELLIGENT CLOUD RESOURCES INC.

AND TO:	The Directors thereof

I, Fatima Khan, of 6418 Ambrosia Dr. #5301, San Diego, CA, 92124, do hereby resign and tender my resignation as DIRECTOR and CEO of the Corporation, to take effect forthwith.

DATED this 21st day of July 2017.

/s/ Fatima Khan
Fatima Khan.